UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34217	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2010, the Company entered into restricted stock unit agreements (each, a “Restricted Stock Unit Agreement”) with each of the executive officers of the Company listed below. Each Restricted Stock Unit Agreement evidences a grant by the Company of restricted stock units (“RSUs”) under the Company’s 2004 Stock Incentive Plan, as amended (the “Plan”). The number of RSUs granted to each of the recipients is set forth opposite his name below:

Executive Officer	Number of RSUs
Richard D. Katz, M.D., Executive Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer	40,000
Seth V. Hetherington, Senior Vice President, Clinical and Regulatory Affairs	40,000

The RSUs granted to Dr. Katz and Dr. Hetherington will vest as to 50% of the original number of RSUs on each of May 17, 2011 and August 17, 2011. If the recipient ceases to be employed by the Company for any reason before the vesting of any RSUs, the recipient will automatically forfeit all rights to any RSUs for which vesting has not occurred. Until each applicable vesting date, the recipient will have no rights to any shares, and until the Company delivers the shares to the recipient, the recipient will not have any rights associated with such shares, including without limitation dividend or voting rights.

Upon the occurrence of a Change in Control Event, as defined in the Plan, regardless of whether such event also constitutes a Reorganization Event (as defined in the Plan), each RSU will continue to vest in accordance with the original vesting schedule, provided that each RSU will immediately become fully vested if, on or prior to the 18-month anniversary of the date of the Change in Control Event, the recipient’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason, as defined in the Plan, by the recipient or is terminated without Cause, as defined in the Plan, by the Company or the acquiring or succeeding corporation.

The form of Restricted Stock Unit Agreement evidencing the grants of RSUs to Dr. Katz and Dr. Hetherington is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Form of Restricted Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: February 19, 2010	By:	/s/ P. Kay Wagoner
P. Kay Wagoner, Ph.D.
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Restricted Stock Unit Agreement